UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2023
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)     On November 21, 2023, the audit committee (the “Audit Committee”) of the board of directors of TeraWulf Inc. (“TeraWulf” or the “Company”), after considering the recommendations of the Company’s management and discussions with RSM US LLP, the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited interim financial statements in the quarterly reports for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023 (the “Relevant Periods”) should no longer be relied upon with respect to the error described below and should be restated. In addition, any earnings releases or other communications relating to the Relevant Periods should no longer be relied upon with respect to the error described below.

The Company identified an error in its historical unaudited interim consolidated statements of cash flows for each of the first three quarters of 2023. In accordance with Staff Accounting Bulletin No. 99, “Materiality,” the Company determined that these unaudited interim consolidated financial statements were materially misstated and should be restated. The misstatement relates solely to incorrectly classifying “payments of contingent value rights liability related to proceeds from sale of net asset held for sale” as an investing activity instead of as a financing activity in the respective unaudited interim consolidated statements of cash flows (the “Misclassification”). These payments were made in accordance with the Contingent Value Rights Agreements related to the Company’s merger with RM 101 Inc. (formally known as IKONICS Corporation) on December 13, 2021. As such, the Company will restate its unaudited interim statement of cash flows and related disclosures in an amendment to the Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q/A”), expected to be filed on November 22, 2023. The restatement does not impact the Company’s overall cash flows, its consolidated unaudited interim consolidated balance sheets, its unaudited interim consolidated statements of operations or its unaudited interim consolidated statements of stockholders' equity for the Relevant Periods. The financial information that has been previously filed or otherwise reported for the Relevant Periods with respect to the Misclassification will be superseded by the information to be included in the consolidated financial statements in the Form 10-Q/A.

After re-evaluation, in light of the class Misclassification described above, the Company’s management identified a material weakness related to the inadequate design and operation of management’s review controls over classification in the consolidated statements of cash flows of payments made related to business combinations, resulting in the conclusion that the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures were not effective as of September 30, 2023. The Company’s management has actively engaged in implementing remediation plans to address the control deficiency outlined above. The remediation efforts include adding procedures to its review controls over classification in the consolidated statements of cash flows of payments made related to business combinations to ensure that its consolidated financial statements are prepared in accordance with U.S. GAAP. The Company will provide further specifics on the material weakness described herein and its remediation plan in the Form 10-Q/A.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf, RM 101 Inc. (f/k/a IKONICS Corporation) and/or the business combination; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer
Dated: November 22, 2023